SHELTON FUNDS N-14

Exhibit 16(a)

Power of Attorney

Each of the undersigned Trustees and Officers of the Shelton Funds (the “Trust”), hereby appoints Shephen C. Rogers, Trevor Shippee, and Gregory T. Pusch (with full power to each of them to act alone), his attorney-in-fact and agent, in all capacities, to execute and to file any documents relating to its proxy/registration statement on Form N-14 under the Investment Company Act of 1940 and under the Securities Act of 1933 of the Trust, including any and all amendments thereto, covering the registration and the sale of shares by the Trust, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, and any applications for exemptive orders or rulings relating thereto. Each of the undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

The undersigned Trustee and/or Officer hereby executes this Power of Attorney as of this 25th day of March 2026.

/s/Stephen C. Rogers

Stephen C. Rogers

Power of Attorney

Each of the undersigned Trustees and Officers of the Shelton Funds (the “Trust”), hereby appoints Shephen C. Rogers, Trevor Shippee, and Gregory T. Pusch (with full power to each of them to act alone), his attorney-in-fact and agent, in all capacities, to execute and to file any documents relating to its proxy/registration statement on Form N-14 under the Investment Company Act of 1940 and under the Securities Act of 1933 of the Trust, including any and all amendments thereto, covering the registration and the sale of shares by the Trust, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, and any applications for exemptive orders or rulings relating thereto. Each of the undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

The undersigned Trustee and/or Officer hereby executes this Power of Attorney as of this 27th day of March 2026.

/s/ Kevin T. Kogler

Kevin T. Kogler

Power of Attorney

Each of the undersigned Trustees and Officers of the Shelton Funds (the “Trust”), hereby appoints Shephen C. Rogers, Trevor Shippee, and Gregory T. Pusch (with full power to each of them to act alone), his attorney-in-fact and agent, in all capacities, to execute and to file any documents relating to its proxy/registration statement on Form N-14 under the Investment Company Act of 1940 and under the Securities Act of 1933 of the Trust, including any and all amendments thereto, covering the registration and the sale of shares by the Trust, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, and any applications for exemptive orders or rulings relating thereto. Each of the undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

The undersigned Trustee and/or Officer hereby executes this Power of Attorney as of this 25th day of March 2026.

/s/ Marco Quazzo

Marco Quazzo

Power of Attorney

Each of the undersigned Trustees and Officers of the Shelton Funds (the “Trust”), hereby appoints Shephen C. Rogers, Trevor Shippee, and Gregory T. Pusch (with full power to each of them to act alone), his attorney-in-fact and agent, in all capacities, to execute and to file any documents relating to its proxy/registration statement on Form N-14 under the Investment Company Act of 1940 and under the Securities Act of 1933 of the Trust, including any and all amendments thereto, covering the registration and the sale of shares by the Trust, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, and any applications for exemptive orders or rulings relating thereto. Each of the undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

The undersigned Trustee and/or Officer hereby executes this Power of Attorney as of this 24th day of March 2026.

/s/ Stephen H. Sutro

Stephen H. Sutro

Power of Attorney

Each of the undersigned Trustees and Officers of the Shelton Funds (the “Trust”), hereby appoints Shephen C. Rogers, Trevor Shippee, and Gregory T. Pusch (with full power to each of them to act alone), his attorney-in-fact and agent, in all capacities, to execute and to file any documents relating to its proxy/registration statement on Form N-14 under the Investment Company Act of 1940 and under the Securities Act of 1933 of the Trust, including any and all amendments thereto, covering the registration and the sale of shares by the Trust, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, and any applications for exemptive orders or rulings relating thereto. Each of the undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

The undersigned Trustees and Officers hereby execute this Power of Attorney as of this 26th day of March 2026.

/s/ Trevor Shippee

Trevor Shippee